UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2011 (December 7, 2011)

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 653-8881

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e-4(c))

Item 5.02 Departure Of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

Effective December 7, 2011, Robert E. Beasley, Jr. was elected to the position of Lead Director as a member of the Board of Directors (the “Board”) of Blount International, Inc. The Lead Director position became vacant when R. Eugene Cartledge retired from the Board and resigned as Lead Director on November 4, 2011. Mr. Beasley has been a Director since January 1, 2010, serving as Chairman of the Nominating & Corporate Governance Committee since July 2010 and as a member of the Audit Committee since November 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
(Registrant)

By:	/s/ Richard H. Irving, III
	Name:	Richard H. Irving, III
	Title:	Senior Vice President, General Counsel and Secretary

Date: December 12, 2011

3